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                                                                    EXHIBIT 10.2


                            STOCK TRANSFER AGREEMENT



                                     between






                                 CBS CORPORATION


                                       and



                        INFINITY BROADCASTING CORPORATION








                          Dated as of December 3, 1998

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


                                    ARTICLE I

                                   Definitions

SECTION 1.01.  Definitions................................................   1
SECTION 1.02.  References.................................................   2


                                   ARTICLE II

                               Transfer of Shares

SECTION 2.01.  Transfer of Shares.........................................   2
SECTION 2.02.  Consideration..............................................   2
SECTION 2.03.  Closing....................................................   2


                                   ARTICLE III

                  Representations and Warranties of Transferor

SECTION 3.01.  Organization...............................................   3
SECTION 3.02.  Authorization..............................................   3
SECTION 3.03.  No Conflicts or Violations; No Consents or Approvals
               Required...................................................   3
SECTION 3.04.  Transferred Shares.........................................   4
SECTION 3.05.  Securities Act.............................................   5


                                   ARTICLE IV

                  Representations and Warranties of Transferee

SECTION 4.01.  Organization...............................................   5
SECTION 4.02.  Authorization..............................................   5
SECTION 4.03.  No Conflicts or Violations; No Consents or Approvals
               Required...................................................   5
SECTION 4.04.  Transferee Shares..........................................   6
SECTION 4.05.  Securities Act.............................................   6


                                    ARTICLE V

                Conditions to Performance.................................   7

                                       i
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                                   ARTICLE VI

                                 Indemnification

SECTION 6.01.  Indemnification..........................................      7
SECTION 6.02.  Survival of Representations..............................      7


                                   ARTICLE VII

                                  Miscellaneous

SECTION 7.01.  Entire Agreement; Amendment; Waiver......................      7
SECTION 7.02.  Severability.............................................      8
SECTION 7.03.  Governing Law............................................      8
SECTION 7.04.  Captions.................................................      8
SECTION 7.05.  Counterparts.............................................      8
SECTION 7.06.  Notices..................................................      8
SECTION 7.07.  Construction.............................................      9


                                       ii
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                  STOCK TRANSFER AGREEMENT, dated as of December 3, 1998,
between CBS Corporation, a Pennsylvania corporation ("Transferor"), and Infinity Broadcasting Corporation, a Delaware corporation ("Transferee").


                              W I T N E S S E T H:


                  WHEREAS, Transferor is the owner of 667 of the issued and outstanding shares of common stock, par value $0.01 per share, and 425,585 shares of Junior Preferred Stock, par value $0.01 per share, of CBS Radio, Inc. (formerly American Radio Systems Corporation), a Delaware Corporation (collectively, the "CBS Radio Stock");

                  WHEREAS, Transferee desires to acquire and Transferor desires to transfer to Transferee the CBS Radio Stock (the "Transferred Shares") upon the terms and subject to the conditions hereinafter set forth;

                  WHEREAS, as consideration for the transfer of the Transferred Shares from Transferor to Transferee, Transferee intends to issue 90 shares of common stock, par value $1.00 per share ("Common Stock"), of Transferee to Transferor;

                  WHEREAS, Transferee intends to amend and restate its Certificate of Incorporation to provide that the shares of Common Stock issued by Transferee hereunder to Transferor will be converted into shares of Class B Common Stock, par value $0.01, of Transferee ("Class B Common Stock"), which will have five votes per share; and

                  WHEREAS, for Federal income tax purposes, it is intended that the transfer of the Transferred Shares be in exchange for the issuance of shares of Class B Common Stock and qualify as a tax-free transaction under Section 351 of the Internal Revenue Code of 1986, as amended.
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                                                                               2


                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   Definitions

                  SECTION 1.01. Definitions. For purposes of this Agreement, each of the following terms is defined in the Section set forth opposite such term:

Term                                            Section
----                                            -------
"Closing"                                       2.03
"Closing Date"                                  2.03
"Damages"                                       7.01
"Governmental Entity"                           3.03
"Liens"                                         3.04(a)
"Material Adverse Effect"                       3.01
"Third Party Claim"                             7.05(a)
"Transferee"                                    Recitals
"Transferee Shares"                             2.02
"Transferor"                                    Recitals
"Transferred Shares"                            Recitals

                  SECTION 1.02. References. Except as otherwise specifically indicated, all references in this Agreement to Sections refer to Sections of this Agreement, and all references to Schedules refer to Schedules attached hereto and all such Schedules are incorporated herein by reference.


                                   ARTICLE II

                               Transfer of Shares

                  SECTION 2.01. Transfer of Shares. Except as otherwise provided below, upon the terms and subject to the conditions of this Agreement, Transferor does hereby dispose of, transfer, assign and deliver to Transferee, and Transferee does hereby acquire and accept from Transferor, all of Transferor's right, title and interest in, to and under the Transferred Shares, in exchange for the consideration set forth in Section 2.02 below.

                  SECTION 2.02. Consideration. On the date hereof, in exchange for the Transferred Shares, Transferee shall deliver, or cause to be delivered, to Transferor
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                                                                               3


certificates representing 90 shares of newly-issued common stock, par value $1.00 per share, of Transferee (the "Transferee Shares"), evidencing Transferor's ownership of the Transferee Shares as of the Closing.

                  SECTION 2.03. Closing. The closing (the "Closing") of the transactions contemplated by this Agreement shall be held at the offices of Cravath, Swaine & Moore, 825 Eighth Avenue, New York, New York, at 10:00 a.m. New York City time, on the date hereof, or at such other time, date and place as the parties shall agree upon (the date of the Closing being referred to herein as the "Closing Date"). Subject to satisfaction of the conditions set forth in
Article V, at the Closing:

                  (a) Transferor shall deliver, or cause to be delivered, to Transferee certificates representing the Transferred Shares, duly endorsed in blank or accompanied by stock powers duly endorsed in blank in proper form for transfer, with appropriate transfer stamps, if any, affixed or such other documentation acceptable to Transferee, in its sole discretion, evidencing Transferee's ownership of the Transferred Shares as of the Closing; and

                  (b) Transferee shall deliver, or cause to be delivered, to Transferor certificates representing the Transferee Shares, as set forth in
Section 2.02.

                  The parties hereto agree that all transactions at the Closing shall be deemed to take place simultaneously, and no delivery or payment shall be deemed to have been made until all transactions are completed and all documents are delivered.


                                   ARTICLE III

                  Representations and Warranties of Transferor

                  Transferor hereby represents, warrants and agrees as follows to Transferee:

                  SECTION 3.01. Organization. Transferor is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania. Transferor has full corporate power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to own,
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                                                                               4


lease or otherwise hold its properties and assets and to conduct its business as presently conducted, other than any such items the absence of which, individually or in the aggregate, have not had and are not reasonably expected to have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of Transferor and its subsidiaries taken as a whole (a "Material Adverse Effect").

                  SECTION 3.02. Authorization. Transferor has full corporate power and authority to execute and deliver this Agreement and all other agreements, certificates and documents contemplated hereby to be executed and delivered by Transferor and to consummate the transactions contemplated hereby and thereby. Transferor has taken all action required by its organizational documents to authorize the execution and delivery of this Agreement and all other agreements, certificates and documents contemplated hereby to be executed and delivered by Transferor and to authorize the consummation of the transactions contemplated hereby and thereby. This Agreement has been duly and validly executed and delivered by Transferor and is a legal, valid and binding obligation of Transferor, enforceable against it in accordance with its terms.

                  SECTION 3.03. No Conflicts or Violations; No Consents or Approvals Required. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) conflict with or violate any provision of the organizational documents of Transferor, (ii) conflict with or violate any statute, law, rule, regulation, ordinance, order, writ, injunction, judgment or decree applicable to Transferor, or (iii) conflict with or result in any breach of or constitute a default (or an event that with notice or lapse of time or both would constitute a default) under any agreement or other instrument to which Transferor is a party other than, in the case of clauses (ii) and (iii) above, any such items that, individually or in the aggregate, have not had and are not reasonably expected to have a Material Adverse Effect. No notice, declaration, report or other filing or registration with, and no waiver, consent, approval or authorization of, any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body (each a "Governmental Entity") or any other person or entity is required to be made or obtained by Transferor in connection with the execution, delivery and performance of this Agreement by Transferor or the
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                                                                               5


consummation by Transferor of the transactions contemplated hereby, except to the extent that the failure to make or obtain any such notice, declaration, report, filing, registration, waiver, consent, approval or authorization has not had or is not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

                  SECTION 3.04. Transferred Shares. Transferor has good and valid title to the Transferred Shares, free and clear of any mortgage, pledge, lien, claim, charge or other encumbrance of any kind (collectively, "Liens"). Assuming Transferee has the requisite power and authority to be the lawful owner of the Transferred Shares, upon delivery to Transferee at the Closing of certificates representing the Transferred Shares, duly endorsed by Transferor for transfer to Transferee, and upon Transferor's receipt of certificates representing the Transferee Shares, good and valid title to the Transferred Shares will pass to Transferee, free and clear of any Liens other than Liens arising from acts of Transferee or its affiliates. Other than this Agreement, immediately following consummation of the transactions contemplated hereby, the Transferred Shares will not be subject to any voting trust agreement or other contract, agreement, arrangement, commitment or understanding, including any such agreement, arrangement, commitment or understanding restricting or otherwise relating to the voting, dividend rights or disposition of the Transferred Shares, other than any voting trust agreement or contract, agreement, arrangement, commitment or understanding entered into by Transferee or its affiliates.

                  SECTION 3.05. Securities Act. The Transferee Shares received by Transferor pursuant to this Agreement are being acquired for investment only and not with a view to any public distribution thereof, and Transferor shall not offer to sell or otherwise dispose of the Transferee Shares so acquired by it in violation of any registration requirements of the Securities Act of 1933, as amended.

                                   ARTICLE IV

                  Representations and Warranties of Transferee

                  Transferee hereby represents, warrants and agrees as follows to Transferor:
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                                                                               6

                  SECTION 4.01. Organization. Transferee is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Transferee has full corporate power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to own, lease or otherwise hold its properties and assets and to conduct its business as presently conducted, other than any such items the absence of which, individually or in the aggregate, have not had and are not reasonably expected to have a Material Adverse Effect.

                  SECTION 4.02. Authorization. Transferee has full corporate power and authority to execute and deliver this Agreement and all other agreements, certificates and documents contemplated hereby to be executed and delivered by Transferee and to consummate the transactions contemplated hereby and thereby. Transferee has taken all corporate action required by its organizational documents to authorize the execution and delivery of this Agreement and all other agreements, certificates and documents contemplated hereby to be executed and delivered by Transferee and to authorize the consummation of the transactions contemplated hereby and thereby. This Agreement has been duly and validly executed and delivered by Transferee and is a legal, valid and binding obligation of Transferee, enforceable against it in accordance with its terms.

                  SECTION 4.03. No Conflicts or Violations; No Consents or Approvals Required. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) conflict with or violate any provision of the organizational documents of Transferee, (ii) conflict with or violate any statute, law, rule, regulation, ordinance, order, writ, injunction, judgment or decree applicable to Transferee, or (iii) conflict with or result in any breach of or constitute a default (or an event that with notice or lapse of time or both would constitute a default) under any agreement or other instrument to which Transferee is a party, other than, in the case of clauses (ii) and (iii) above, any such items that, individually or in the aggregate, have not had and are not reasonably expected to have a Material Adverse Effect. No notice, declaration, report or other filing or registration with, and no waiver, consent, approval or authorization of, any Governmental Entity or any other person or entity is required to be made or obtained by
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                                                                               7


Transferee in connection with the execution, delivery and performance of this Agreement by Transferee or the consummation by Transferee of the transactions contemplated hereby, except to the extent that the failure to make or obtain any such notice, declaration, report, filing, registration, waiver, consent, approval or authorization has not had or is not reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

                  SECTION 4.04. Transferee Shares. Assuming Transferor has the requisite power and authority to be the lawful owner of the Transferee Shares, upon delivery to Transferor of certificates representing the Transferee Shares and upon Transferee's receipt of the Transferred Assets and certificates representing the Transferred Shares, good and valid title to the Transferee Shares will pass to Transferor free and clear of any Liens, other than Liens arising from acts of Transferor or its affiliates. Other than this Agreement, immediately following consummation of the transactions contemplated hereby, the Transferee Shares will not be subject to any voting trust agreement or other contract, agreement, arrangement, commitment or understanding, including any such agreement, arrangement, commitment or understanding restricting or otherwise relating to the voting, dividend rights or disposition of the Transferee Shares, other than any voting trust agreement or contract, agreement, arrangement, commitment or understanding entered into by Transferor or its affiliates.

                  SECTION 4.05. Securities Act. The Transferred Shares received by Transferee pursuant to this Agreement are being acquired for investment only and not with a view to any public distribution thereof, and Transferee shall not offer to sell or otherwise dispose of the Transferred Shares so acquired by it in violation of any registration requirements of the Securities Act of 1933, as amended.
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                                                                               8

                                    ARTICLE V

                            Conditions to Performance

                  The obligation of Transferor to transfer the Transferred Shares to Transferee is subject to the consummation of the transfer of (i) the Transferred Assets (as such term is defined in the Stock and Asset Transfer Agreement, dated as of December 2, 1998, between CBS Broadcasting Inc., a New York corporation, and Transferee (the "CBS Broadcasting Stock and Asset Transfer Agreement")) and (ii) all of the issued and outstanding shares of common stock, par value $0.002 per share, of Infinity Media Corporation (formerly Infinity Broadcasting Corporation), a Delaware corporation, from CBS Broadcasting to Transferee, pursuant to the CBS Broadcasting Stock and Asset Transfer Agreement.


                                   ARTICLE VI

                                 Indemnification

                  SECTION 6.01. Indemnification. Each of Transferor and Transferee will be an Indemnified Party under the Intercompany Agreement to be entered into on or about December 15, 1998, between Transferor and Transferee and, accordingly, will benefit from the indemnification provisions thereunder.

                  SECTION 6.02. Survival of Representations. The representations, warranties, covenants and agreements contained in this Agreement shall survive the date hereof and shall terminate at the close of business on the first anniversary following the date hereof unless otherwise expressly provided.

                                   ARTICLE VII

                                  Miscellaneous

                  SECTION 7.01. Entire Agreement; Amendment; Waiver; No Third Party Beneficiaries. This Agreement and the Schedules annexed hereto constitute the entire understanding between the parties with respect to the subject matter hereof, and supersedes all other understandings and negotiations with respect thereto. This
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                                                                               9

Agreement may be amended only in a writing signed by both parties hereto. Any provision of this Agreement may be waived only in a writing signed by the party to be charged with such waiver. No course of dealing between the parties shall be effective to amend or waive any provision of this Agreement. This Agreement shall not be assignable by Transferee without the prior written consent of Transferor. Except as provided in Sections 6.01 and 6.02, this Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein expressed or implied shall give or be construed to give to any person (including any former subsidiary of Transferor), other than the parties hereto and such assigns, any legal or equitable rights hereunder.

                  SECTION 7.02. Severability. In the event that any provision contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any jurisdiction, such provision shall be ineffective as to such jurisdiction to the extent of such invalidity, illegality or unenforceability without invalidating or affecting the remaining provisions hereof or affecting the validity, legality or enforceability of such provision in any other jurisdiction.

                  SECTION 7.03. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                  SECTION 7.04. Captions. The captions in this Agreement are for purposes of reference only and shall not limit or otherwise affect the interpretation hereof.

                  SECTION 7.05. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

                  SECTION 7.06. Notices. All notices, requests and other communications to any party hereunder shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at
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                                                                              10


such other address for a party as shall be specified by like notice):

               (i) if to Transferor, to:

                           CBS Corporation
                           51 West 52nd Street
                           New York, New York 10019
                           Telephone:  (212) 975-4915
                           Facsimile:  (212) 597-4031

                           Attention: Louis J. Briskman, Esq.
                                      Executive Vice President and
                                      General Counsel

                (ii) if to Transferee, to:

                           Infinity Broadcasting Corporation
                           40 West 57th Street
                           New York, New York 10019
                           Telephone: (212) 314-9215
                           Facsimile: (212) 314-9336

                           Attention: Farid Suleman
                                      Executive Vice President,
                                      Chief Financial Officer,
                                      Treasurer and Secretary

                  SECTION 7.07. Construction. Notwithstanding any provision in this Agreement to the contrary, in the event and to the extent that there shall be a conflict between the provisions of this Agreement and the provisions of the Tax Sharing Agreement to be entered into on or about December 15, 1998, between Transferor and Transferee, such Tax Sharing Agreement shall control.
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                                                                              11

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as for the day and year first above written.


                                             CBS CORPORATION,

                                               by
                                                  ___________________________
                                                  Name:
                                                  Title:


                                               INFINITY BROADCASTING
                                               CORPORATION,

                                               by
                                                  ___________________________
                                                  Name:
                                                  Title: